UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 4, 2004 (February 19, 2004)

Collectors Universe, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27887	33-0846191

(Commission File No.)	(I.R.S. Employer Identification Number)

1921 E. Alton Avenue, Santa Ana, California 92705
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (949) 567-1234

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

This Amendment No. 1 to Current Report on Form 8-K amends Item 7 of the Registrant’s Current Report on Form 8-K dated February 19, 2004 to include required pro forma financial information of Collectors Universe, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)   Proforma financial information.

The following unaudited pro forma financial data presents the Company’s unaudited consolidated operating income (loss) for the year ended June 30, 2003 on a pro forma basis to give effect to (i) the disposition of the businesses of the Company’s Bowers & Merena, Kingswood Coin and Superior Sports Auction divisions as if the disposition had occurred as of July 1, 2002 and (ii) the classification as discontinued operations of the Company’s other collectibles sales and auction businesses pursuant to the Company’s approved plan to divest and discontinue its collectibles auctions and direct sales businesses.

The following unaudited pro forma financial data should be read in conjunction with the Company’s consolidated financial statements for its fiscal year ended June 30, 2003, and the notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations that are included in the Company’s Annual Report on Form 10-K for such year filed with the Securities and Exchange Commission.

The unaudited pro forma statement of operations set forth below does not purport to represent what the Company’s actual results of operations would have been in the fiscal year ended June 30, 2003 had the transactions described in this Report been consummated on July 1, 2002. The unaudited pro forma financial data also does not purport to project, nor is it intended to be indicative of, the Company’s results of operations for the current fiscal year ending June 30, 2004 or for any other future period.

Collectors Universe, Inc.
Unaudited Pro Forma Consolidated Financial Data
Year ended June 30, 2003
(in thousands)

	Company Historical	Pro Forma Adjustments	Company Pro Forma	Other Discontinued Operations Adjustments	Company Pro Forma As Adjusted

Net Revenues:		(1)		(2)
Grading & authentication fees	$20,266	$-	$20,266	$-	$20,266

Sales of collectibles and other	26,612	(10,048)	16,564	(16,190)	374

Commissions earned	5,387	(3,958)	1,429	(1,429)	-

Total net revenues	52,265	(14,006)	38,259	(17,619)	20,640

Cost of net revenues:

Grading & authentication operating expenses	7,738	-	7,738	-	7,738

Cost of auctions and collectibles sold	25,374	(11,033)	14,341	(13,815)	526

Total cost of net revenues	33,112	(11,033)	22,079	(13,815)	8,264

Gross profit	19,153	(2,973)	16,180	(3,804)	12,376

Selling, general & administrative expenses	21,620	(4,713)	16,907	(3,726)	13,181

Impairment of goodwill	1,477	(1,197)	280	(275)	5

Total operating expenses	23,097	(5,910)	17,187	(4,001)	13,186

Operating income (loss)	$(3,944)	$2,937	$(1,007)	$197	$(810)

Pro Forma adjustments for the unaudited pro forma consolidated financial data set forth above are as follows:
(1)   Reflects the historical results of operations of the Bowers & Merena, Kingswood Coin and Superior Sports Divisions.
(2)   Reflects the reclassification of the historical operations of the Company’s other collectibles sales and auction businesses to discontinued operations.

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(c)Exhibits

Exhibit No.	Exhibit Description

10.1*	Asset Purchase Agreement dated February 19, 2004 between Collectors Universe, Inc. and Spectrum Numismatics, Inc.

10.2*	Non-Competition Agreement dated February 19, 2004 between Collectors Universe, Inc. and Spectrum Numismatics, Inc.

*   Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

By: /s/ MICHAEL J. LEWIS

Dated: May 4, 2004	Michael J. Lewis, Chief Financial Officer

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